American Funds Insurance Series®
Portfolio Series

Prospectus and Statement of Additional Information Supplement

March 1, 2026

(for the most recent Class 1, Class 1A, Class 2, Class 4, Class P1 and Class P2
shares prospectuses and statement of additional information, as supplemented to date)

1.	The following is added to the section titled “Underlying funds — Growth funds” in the “Information regarding the underlying funds” section of the statutory prospectus:

U.S. Small and Mid Cap Equity Fund The fund’s investment objective is to seek capital appreciation.

Under normal market conditions, the fund invests at least 80% of its net assets in common stocks and other equity-type securities (including preferred stock, convertible securities and hybrid securities) of small and mid-capitalization companies in the United States. The investment adviser currently defines “small and mid-capitalization companies” to be companies whose market capitalizations typically fall within the range of the Russell 2500 Index or the Russell Midcap Index. As of July 1, 2025, the largest company for the Russell 2500 Index had a market capitalization of approximately $24.1 billion and the largest company for the Russell Midcap Index had a market capitalization of approximately $83.3 billion. The market capitalization of the companies included in the Russell 2500 Index and the Russell Midcap Index will change with market conditions. The fund strives to maintain a fully invested portfolio.

The fund is nondiversified, which allows it to invest a greater percentage of its assets in any one issuer than would otherwise be the case.

2.	The following is added after New World Fund in the annual advisory fee rates table under the heading “Investment Advisory and Service Agreement” in the “Management of the Series” section of the statement of additional information:

Underlying funds	Annual fee rate
U.S. Small and Mid Cap Equity Fund	0.45%

Keep this supplement with your prospectuses and statement of additional information.

Lit. No. INS8SU-003-0326O CGD/8024-S110529